Winton Managed Futures Trend Fund

Class A (EVOAX) | Class C (EVOCX) | Class I (EVOIX)

(a series of Northern Lights Fund Trust)

Supplement dated April 1, 2026 to the Prospectus and the Statement of Additional Information (“SAI”) for the Winton Managed Futures Trend Fund, dated October 28, 2025

Effective May 1, 2026, please be advised that the Class C shares for Winton Managed Futures Trend Fund (the “Fund”) will be redesignated as Class A shares. All disclosures to the contrary in the Prospectus and SAI should be disregarded. Subject as provided in this Supplement, all words and expressions defined in the Prospectus and SAI have the same meanings when used in this Supplement.

On the Effective Date, each outstanding share of Class C will automatically be redesignated as a share of Class A with the same aggregate net asset value immediately before and after the redesignation. No action is required by shareholders in connection with the redesignation.

The redesignation will not result in the imposition of any sales charges or fees, and will have no U.S. federal income tax consequences to shareholders.

In connection with the redesignation, any contingent deferred sales charge ("CDSC") that would otherwise have applied to Class C shares will be waived, and no front-end sales charge will be imposed in respect of shares received by shareholders as a result of the redesignation.

Following the Effective Date, Class C shares will be closed to new purchases and exchanges. Future purchases of Class A shares will be subject to the sales charges and waivers described under "How to Purchase Shares—Class A Shares" in the Prospectus, unless otherwise waived.

References in the Prospectus and SAI to Class C shares are deleted on and after the Effective Date. Disclosures relating to Class A shares apply to shareholders whose Class C shares have been redesignated as Class A shares, except that no front-end sales charge or CDSC will be imposed in connection with the redesignation itself.

Also, effectively immediately the Fund’s minimum initial investment for the Class I shares will be reduced from $100,000 to $2,500.

The Trust’s Rule 18f-3 plan governing multiple classes has been conformed to reflect the redesignation described above; no changes have been made to shareholder voting rights or the allocation of class-specific expenses other than replacing the Class C 12b-1 fee (1.00%) with the Class A 12b-1 fee (0.25%).

Accordingly, effective May 1, 2026, the Fee Table and Expense Example for the Fund are hereby restated as follows:

SHAREHOLDER FEES (Fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (1) (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	None	None
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Management Fees(2)	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Other Expenses	0.94%	0.94%
Total Annual Fund Operating Expenses	2.19%	1.94%
Fee Waiver(3)	(0.60)%	(0.60)%
Total Annual Fund Operating Expenses After Fee Waiver	1.59%	1.34%
(1)	In connection with the redesignation of Class C shares as Class A shares on the Effective Date, no front?end sales charge or CDSC will be imposed on shares received by shareholders as a result of the redesignation.
(2)	Restated to reflect current management fee.
(3)	The Adviser has contractually agreed to limit the Fund's operating expenses by reducing its fees and/or absorbing expenses of the Fund as described in the Fund Summary, until at least October 31, 2027 (unless terminated earlier by the Board of Trustees or as a result of the termination of the Adviser's appointment as adviser to the Fund), to ensure the total Fund operating expenses after fee waiver and reimbursement (exclusive of: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; (vii) expenses incurred in connection with any Fund merger or reorganization; and (viii) extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 1.59% and 1.34% of average daily net assets attributable to Class A, and Class I shares respectively. All waived fees and absorbed/reimbursed expenses are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees or expenses have been waived or reimbursed, as applicable) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Trust's Board of Trustees, on 60 days written notice to the Adviser.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$727	$1,166	$1,630	$2,909
I	$136	$551	$991	$2,216

For purchases of $1,000,000 or more of Class A shares, you would pay the following expenses if you did not redeem your Class A Shares:

For the avoidance of doubt, the contingent deferred sales charge that may apply to purchases of $1,000,000 or more of Class A shares does not apply to shares received solely as a result of the redesignation of Class C shares described in this Supplement.

Class	1 Year	3 Years	5 Years	10 Years
A	$262	$627	$1,120	$2,477

This Supplement and the existing Prospectus and SAI for Winton Managed Futures Trend Fund, each dated October 28, 2025, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI, as filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by visiting www.wintonfunds.com or by calling 1-877-772-5838.

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